	ZAPWORLD.COM 501 Fourth St Santa Rosa, CA 95401 (707) 525 8658 - Fax (707) 525 8692		PO# 200501
to be assigned by the Purchasing Department

Purchase Order
Requested By:	Steven Schneider, CEO
Reason For Request:	Installation of PML motor techology on new ZAP 3 Wheel Sports CP By Lotus		(G/L Account)
Date Of Request:	April 30th 2007	Required By Date:	April 2009

VENDOR			SHIP TO

Name	PML Flightlink LTD	Name	ZAP!
Address	Riverwey Industrial Park	Address	501 Fourth Street
City/St/Zip	Alton, Hamshire GU34 2QW	City/St/Zip	Santa Rosa CA USA 95401
Phone/Fax	441,420,594,141	Phone/Fax	707 525-8658 707 525-8692

☐ CHECK if this is a blanket Purchase Order		☐ CHECK if this Purchase Order requires a pre-payment

Qty	units	Description	Unit Price	Line Total
10,000	10,000	120 kW PML Flight link wheel motors
		For ZAP Alias Designed and Engineered by Lotus

Sub Total
Approval (sign and print)		Ship/Hand
Taxes

TOTAL

Purchase order subject to meeting the terms, performance, pricing requirements setforth by Lotus Engineering and Signed off by ZAP	ATTENTION VENDORS: This is a Purchase Order. Subject to Purchase Contract	Vendor Order #: ____________________ Sales Rep: ____________________